UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2006

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

Press Release of Registrant dated February 16, 2006 announcing that the Company has executed a Material Transfer Agreement with the Dana-Farber Cancer Institute of Boston, Massachusetts.  Chemokine Therapeutics will supply Dana-Farber with its lead anti-cancer compound, CTCE-9908, a chemokine CXCR4 antagonist. Oncologists at Dana-Farber will study the benefits of CTCE-9908 in a series of preclinical studies, investigating the drug's ability to inhibit the growth of a human brain cancer (glioblastoma) cells.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1

Press Release of Registrant dated February 16, 2006 announcing that the Company has executed a Material Transfer Agreement with the Dana-Farber Cancer Institute of Boston, Massachusetts. Chemokine Therapeutics will supply Dana-Farber with its lead anti-cancer compound, CTCE-9908, a chemokine CXCR4 antagonist.  Oncologists at Dana-Farber will study the benefits of CTCE-9908 in a series of preclinical studies, investigating the drug's ability to inhibit the growth of a human brain cancer (glioblastoma) cells.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2006	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ David Karp David Karp Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1

Press Release of Registrant dated February 16, 2006 announcing that the Company has executed a Material Transfer Agreement with the Dana-Farber Cancer Institute of Boston, Massachusetts.  Chemokine Therapeutics will supply Dana-Farber with its lead anti-cancer compound, CTCE-9908, a chemokine CXCR4 antagonist.  Oncologists at Dana-Farber will study the benefits of CTCE-9908 in a series of preclinical studies, investigating the drug's ability to inhibit the growth of a human brain cancer (glioblastoma) cells.

Exhibit 99.1

TSX: CTI & OTCBB: CHKT

DANA-FARBER CANCER INSTITUTE TO INVESTIGATE CHEMOKINE THERAPEUTICS’ CTCE-9908 IN A PRECLINICAL STUDY OF HUMAN BRAIN CANCER

Vancouver, BC (February 16, 2006) –Chemokine Therapeutics Corp. (the Company) (OTCBB: CHKT; TSX: CTI), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, cardiovascular, and infectious diseases, today announced that it has executed a Material Transfer Agreement with the Dana-Farber Cancer Institute of Boston, Massachusetts.  Chemokine Therapeutics will supply Dana-Farber with its lead anti-cancer compound, CTCE-9908, a chemokine CXCR4 antagonist.    Oncologists at Dana-Farber will study the benefits of CTCE-9908 in a series of preclinical studies, investigating the drug's ability to inhibit the growth of a human brain cancer (glioblastoma) cells.

CTCE-9908 is an analog of stromal cell derived factors 1 (SDF-1) which blocks the biological activities of this chemokine. SDF-1 is involved in cancer angiogenesis and metastasis. In previous experimental studies, CTCE-9908 has been shown to reduce cancer metastases by a considerable 50-70%. Further, research from Chemokine has demonstrated CTCE-9908 to be a potent anti-angiogenic molecule with potential in managing cancer growth and metastasis. The SDF-1 receptor is referred to as CXCR4. The CXCR4 receptor is present on most human tumors cells, including lung, breast, prostate, colon, ovarian, bone, brain, and skin cancer, and has been observed to contribute to invasion of cancer to distant sites from the primary tumor, a process known as metastasis. Leading cancer researchers have demonstrated that a high level of CXCR4 expression in cancer cells is correlated to tumor progression, high metastasis rate and low patient survival rate.

About Dana-Farber Institute

The Dana-Farber Cancer Institute is a principal teaching affiliate of the Harvard Medical School and is among the leading cancer research and care centers in the United States. It is a founding member of the Dana-Farber/Harvard Cancer Center (DF/HCC), designated a comprehensive cancer center by the National Cancer Institute. The Institute employs about 3,000 people supporting more than 150,000 patient visits a year, is involved in some 200 clinical trials, and is internationally renowned for its blending of research and clinical excellence.

About Brain Cancer

The American Cancer Society estimates that 18,500 malignant tumors of the brain or spinal cord will be diagnosed during 2005 in the United States. With a few exceptions, tumors of the brain are never benign (non-cancerous). Unless it is possible to completely remove brain tumors, they will continue to grow and eventually (sometimes after many years) lead to death. About 77% of all malignant brain tumors are gliomas.1

About CTCE-9908

The Company has completed a Phase I, dose-escalation clinical trial using CTCE-9908 in healthy volunteers. The completed single dose Phase I clinical trial demonstrated CTCE-9908 to be safe and well tolerated by the study subjects.  A Phase Ib/II clinical trial that is designed to demonstrate safety as well as to explore early signs of efficacy after repeat administration of CTCE-9908 in a late stage cancer setting is planned to launch during the first quarter of this year.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a class of proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration.   Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five products with two lead product candidates in clinical trials;
CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth. For more information, please visit its website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Corporate Contact: Frederica Bell, Director, Investor Relations Chemokine Therapeutics Corp. (604)827-3131 fbell@chemokine.net

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1 www.cancer.org